Exhibit 10.1

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov
Filed in the Office of Secretary of State State Of Nevada	Business Number C23576-2000
Filing Number 20211797964
Filed On 10/04/2021 08:26:27 AM
Number of Pages 1

Certificate, Amendment or Withdrawal of Designation
NRS 78.1955, 78.1955(6)
☑ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation
TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT
1. Entity information:	Name of entity:
JANEL CORPORATION
Entity or Nevada Business Identification Number (NVID): NV20001405510
2. Effective date and time:	For Certificate of Designation or	Date:	Time:
	Amendment to Designation Only (Optional):		(must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)
The class or series of stock being designated within this filing:
The number of authorized shares constituting the Series C Cumulative Perferred Stock shall be increased from 20,000 shares to 30,000 shares.

4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:

5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued.
☐ Certificate of Amendment to Designation- After Issuance of Class or Series
The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.

6.Resolution: (Certificate of Designation and Amendment to Designation only)
By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*

7. Withdrawal:	Designation being Withdrawn:	Date of Designation:
No shares of the class or series of stock being withdrawn are outstanding.

The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *

8. Signature: (Required)	☒	Vincent Verde	Date:	10/04/2021
Signature of Officer

This form must be accompanied by appropriate fees.	page 1 of 1